Exhibit 99.4

MERCEDES-BENZ AUTO LEASE TRUST 2018-B,
as Issuer,

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
as Administrator,

and

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

2018-B ADMINISTRATION AGREEMENT

Dated as of November 1, 2018

EXHIBITS

Exhibit A –	Power of Attorney Pursuant to Section 1.02(c) of Administration Agreement	A-1

i

This 2018-B ADMINISTRATION AGREEMENT, dated as of November 1, 2018 (as amended, restated, supplemented or otherwise modified, this “Agreement”), is among MERCEDES-BENZ AUTO LEASE TRUST 2018-B, as issuer (the “Issuer”), MERCEDES-BENZ FINANCIAL SERVICES USA LLC (“MBFS USA”), as administrator (the “Administrator”), and U.S. BANK NATIONAL ASSOCIATION, as indenture trustee (the “Indenture Trustee”).

WHEREAS, the Issuer is governed pursuant to an Amended and Restated Trust Agreement, dated as of November 1, 2018, between the Transferor and Wilmington Trust, National Association, as owner trustee; and

WHEREAS, the parties hereto desire to enter into this Agreement to provide for, among other things, the providing of certain services by the Administrator to and on behalf of the Issuer.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01.       Capitalized Terms; Rules of Usage.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the 2018-B Servicing Supplement or, if not defined therein, in Appendix A to the Basic Collateral Agency Agreement, which Appendices are hereby incorporated into and made a part of this Agreement.  Appendix 1 also contains rules as to usage applicable to this Agreement.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement:

“2018-B Servicing Supplement” means the 2018-B Servicing Supplement, dated as of November 1, 2018, to the Basic Servicing Agreement, among MBFS USA, as servicer and lender, Daimler Trust, as titling trust, and Daimler Title Co., as collateral agent.

“Basic Collateral Agency Agreement” means the Amended and Restated Collateral Agency Agreement, dated as of March 1, 2009, among Daimler Trust, as borrower, U.S. Bank Trust, as administrative agent, Daimler Title Co., as collateral agent, and MBFS USA, as lender and as servicer.

“Basic Servicing Agreement” means the Amended and Restated Servicing Agreement, dated as of March 1, 2009, among MBFS USA, as lender and as servicer, Daimler Trust, as titling trust, and Daimler Title Co., as collateral agent.

Section 1.02.       Duties of the Administrator.

(a)          The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the 2018-B Basic Documents.  In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the 2018-B Basic Documents.  The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the 2018-B Basic Documents.  The Administrator shall perform such calculations and shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate Persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the 2018-B Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the 2018-B Basic Documents.  In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

(i)          the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(ii)         the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.05(a));

(iii)        the determination of whether the requirements of UCC Section 8-401 are met (Section 2.05(b));

(iv)        the preparation of an Issuer Order requesting the Indenture Trustee to authenticate and deliver replacement Notes in lieu of mutilated, destroyed, lost or stolen Notes (Section 2.06);

(v)         the duty to cause the Indenture Trustee to release property from the Lien of the Indenture (Section 2.13);

(vi)        the direction of the Indenture Trustee to appoint one or more Authenticating Agents (Section 2.15);

(vii)       the duty to cause the payment of all principal and interest to the Noteholders (Section 3.01);

(viii)      the maintenance of an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes, and where notices and demands to or upon the Issuer in respect of the Notes and the Indenture may be served (Section 3.02);

(ix)        the duty to cause newly appointed Note Paying Agents, if any, to execute and deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(x)         the direction to the Indenture Trustee to deposit monies, subject to Section 1.02(d), with Note Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(xi)        the obtaining and preservation of the Issuer’s qualifications to do business (Section 3.04);

(xii)       the preparation of all supplements and amendments to the Indenture and the preparation and filing of all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other actions as are necessary or advisable to protect the Trust Estate (Section 3.05);

(xiii)      the delivery of the Opinion of Counsel on the 2018-B Closing Date (and the annual delivery of Opinions of Counsel as to the Trust Estate) (Section 3.06);

(xiv)      the identification to the Indenture Trustee in an Officer’s Certificate of any Person with whom the Issuer has contracted to perform its duties under the Indenture, if other than the Servicer or Administrator (Section 3.07(b));

(xv)       the prompt written notification of the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and Exchange Note Servicer Event of Default under the 2018-B Servicing Agreement and, if such Exchange Note Servicer Event of Default arises from the failure of the Servicer to perform any of its duties or obligations under the 2018-B Servicing Agreement with respect to the 2018-B Collateral, the taking of all reasonable steps available to remedy such failure (Sections 3.07(d), 3.16 and 5.01);

(xvi)      the delivery of any Officer’s Certificate and the Opinion of Counsel in connection with any consolidation or merger of the Issuer or any conveyance or transfer of any of the Issuer’s assets (Section 3.09);

(xvii)     the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 4.01);

(xviii)    the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee and the appointment of a successor Indenture Trustee (Sections 6.08 and 6.10);

(xix)      the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(xx)       the duty to cause the Servicer to deliver the Monthly Investor Report (Section 8.02);

(xxi)      the preparation of an Issuer Request for the release of the Trust Estate (Section 8.05(c));

(xxii)     the preparation of Issuer Orders and the obtaining of Opinions of Counsel and Officer’s Certificates with respect to the execution of supplemental indentures and the mailing of notices as required by the Indenture with respect to such supplemental indentures (Sections 9.01 and 9.02);

(xxiii)    the preparation and execution of new Notes conforming to any supplemental indenture (Section 9.06);

(xxiv)    the duty to cause the deposit of an amount equal to the Note Redemption Price into the 2018-B Exchange Note Collection Account upon redemption of Notes (Section 10.01);

(xxv)     the duty to notify each Noteholder of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

(xxvi)    the preparation and delivery of all Officer’s Certificates and Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a)); and

(xxvii)   the preparation and delivery of Officer’s Certificates for the release of property from the Lien of the Indenture (Section 11.01(b)).

(b)          The Administrator shall:

(i)          pay the Owner Trustee from time to time reasonable compensation for all services rendered by the Owner Trustee under the Trust Agreement (which compensation shall not be limited by any provision of law in regard to the compensation for a trustee of an express trust);

(ii)         except as otherwise expressly provided in the Trust Agreement, reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(iii)        in accordance with Section 6.07 of the Indenture, pay the Indenture Trustee from time to time reasonable compensation for its services pursuant to a fee agreement between the Administrator and the Indenture Trustee and reimburse the Indenture Trustee for all reasonable out-of-pocket expenses (including extraordinary out-of-pocket expenses), disbursements and advances incurred or made by it, including costs of collection, in addition to the compensation for its services; such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts; the Administrator shall indemnify and hold harmless the Indenture Trustee and its officers, directors, employees, representatives and agents against any and all loss, liability, tax (other than taxes based on the income of the Indenture Trustee) or expense (including attorneys’ fees and the fees of agents and experts) of whatever kind or nature regardless of their merit directly or indirectly incurred by it or them without willful misconduct, negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim, loss, expense or liability in connection with the exercise or performance of any of their powers or duties under the Indenture or under any of the other 2018-B Basic Documents or in connection with any proceedings brought by the Indenture Trustee to enforce the indemnification obligations of the Issuer under the Indenture or under any of the other 2018-B Basic Documents; the Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity; failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder; the Administrator shall defend any such claim, and the Indenture Trustee may have separate counsel, and the Administrator shall pay the fees and expenses of such counsel; and neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith; the provisions of this Section 1.02(b)(iii) shall survive the termination of this Agreement.

(c)          In addition to the duties set forth in Sections 1.02(a) and (b), the Administrator shall (i) execute on behalf of the Issuer or the Owner Trustee and (ii) perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of all such documents, notices, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the 2018-B Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the 2018-B Basic Documents.  In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions.  Subject to Section 1.06, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the 2018-B Collateral (including the 2018-B Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(d)          Notwithstanding anything in this Agreement or the other 2018-B Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Certificateholder as contemplated in Section 5.01(d) of the Trust Agreement.  Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(e)          Notwithstanding anything in this Agreement or the other 2018-B Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 9.01(a) of the Trust Agreement with respect to notifying the Certificateholder of the final distribution of all monies or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the 2018-B Servicing Supplement and Article Five of the Trust Agreement and Section 5.04(a) of the Trust Agreement with respect to accounting and reports to the Certificateholder; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the documentation necessary to enable the Certificateholder to prepare its federal and State income tax returns.

(f)           The Administrator shall satisfy its obligations with respect to Sections 1.02(d) and (e) by retaining, at the expense of the Issuer, payable by the Administrator, accountants acceptable to the Owner Trustee, which shall perform the obligations of the Administrator thereunder.

(g)          The Administrator shall perform any duties expressly required to be performed by the Administrator under the Trust Agreement or any other 2018-B Basic Document.

(h)          In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(i)           With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(i)          amendment, change, modification, waiver of or any supplement to the Indenture;

(ii)         the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of payments on the 2018-B Leases or 2018-B Vehicles);

(iii)        the amendment, change, modification or waiver of any 2018-B Basic Document;

(iv)        the appointment of successor Note Registrars, successor Note Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, any Paying Agent or the Indenture Trustee of its obligations under the Indenture;

(v)         the appointment of a successor Owner Trustee pursuant to the Trust Agreement; and

(vi)        the removal of the Indenture Trustee.

(j)           Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the 2018-B Basic Documents, (ii) sell the Trust Estate pursuant to Section 5.04(a) of the Indenture or (iii) take any other action that the Issuer directs the Administrator not to take on its behalf.

(k)          To the extent any notice must be delivered to the Rating Agencies by the Issuer, the Owner Trustee, the Titling Trustee or the Indenture Trustee under the 2018-B Basic Documents, such notice will be delivered to the Administrator and the Administrator will deliver such notice to the Rating Agencies.  If MBFS USA is no longer the Administrator, the Administrator shall provide any Rating Agency notices under this Section 1.02 to the Transferor, who shall provide such notices to the Rating Agencies within the required time periods.

Section 1.03.       Records.  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Transferor at any time during normal business hours.

Section 1.04.       Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to an annual payment of compensation which shall be solely an obligation of the Servicer.

Section 1.05.       Additional Information to be Furnished to the Issuer.  The Administrator shall furnish to the Issuer from time to time such additional information regarding the 2018-B Collateral as the Issuer shall reasonably request.

Section 1.06.       Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 1.07.       No Joint Venture.  Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 1.08.       Other Activities of Administrator.  Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person or entity, even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

Section 1.09.       Term of Agreement; Resignation and Removal of Administrator.  This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(a)          Subject to Sections 1.09(d) and 1.09(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice.

(b)          Subject to Sections 1.09(d) and 1.09(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.

(c)          Subject to Sections 1.09(d) and 1.09(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i)          the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten Business Days (or, if such default cannot be cured in such time, shall not within ten Business Days provide such assurance of cure as shall be reasonably satisfactory to the Issuer); or

(ii)         an Insolvency Event occurs with respect to the Administrator.

The Administrator agrees that if any Insolvency Event occurs with respect to it, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven Business Days after the occurrence of such event.

(d)          No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

(e)          The appointment of any successor Administrator shall be effective after the Transferor provides prior written notice to each Rating Agency with respect to the proposed appointment.

(f)          Subject to Sections 1.09(d) and 1.09(e), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the 2018-B Servicing Supplement, the Administrator shall immediately resign and such Successor Servicer shall automatically become the Administrator under this Agreement.

Section 1.10.       Action Upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 1.09 or the resignation or removal of the Administrator pursuant to Section 1.09, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal.  The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 1.09 deliver to the Issuer all property and documents of or relating to the Trust Estate then in the custody of the Administrator.  In the event of the resignation or removal of the Administrator pursuant to Section 1.09, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 1.11.       Notices.  All demands, notices and communications hereunder shall be in writing and shall be delivered, e-mailed or mailed, postage prepaid, hand delivery, prepaid courier service or by telecopier, and addressed in each case as follows:  (i) if to the Issuer or the Administrator, at 35455 Corporate Drive, Farmington Hills, Michigan 48331, Attention:  Steven C. Poling (e-mail: steven.c.poling@daimler.com), (ii) if to the Owner Trustee, at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration (e-mail: cmay@wilmingtontrust.com), (iii) if to the Indenture Trustee, at 190 S. LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention: Corporate Trust Services/MBALT 2018-B (e-mail: melissa.rosal@usbank.com); or (iv) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto.  Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

Section 1.12.       Amendments.

(a)          This Agreement may be amended, supplemented or otherwise modified from time to time by a writing executed by the parties hereto, without the consent of any Securityholder, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to add, change or eliminate any other provision with respect to matters or questions arising under this Agreement that are not inconsistent with the provisions of this Agreement; provided, that, (i) the Administrator shall have delivered to the Indenture Trustee an Opinion of Counsel or an Officer’s Certificate of the Issuer to the effect that such action will not materially adversely affect the interests of any Noteholders or (ii) the Rating Agency Condition shall have been satisfied with respect to such amendment.  Any amendment or supplement affecting the rights or obligations of the Owner Trustee shall require the written consent of the Owner Trustee.

(b)          Each amendment, supplement or other modification of this Agreement other than those provided for in Section 1.12(a) requires the consent of the Majority Noteholders (or if the Notes are no longer Outstanding, Holders of Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interests); provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the 2018-B Leases and 2018-B Vehicles or distributions that are required to be made for the benefit of the Securityholders, change the Interest Rate applicable to any class of Notes or the Required Reserve Amount for the 2018-B Reserve Account, without the consent of all holders of Notes then Outstanding or (ii) reduce the percentage of the Note Balance of the Outstanding Notes the consent of the Holders of which is required for any amendment to this Agreement without the consent of the Holders of all Outstanding Notes.

(c)          It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

(d)          Any amendment, supplement or modification of this Agreement which affects the Owner Trustee shall require the Owner Trustee’s written consent.

(e)          Promptly after the execution of any such amendment, the Administrator shall provide written notice thereof to the Owner Trustee and the Rating Agencies.

Section 1.13.       Successors and Assigns.  This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee, and subject to the satisfaction of the Rating Agency Condition in respect thereof.  An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder.  Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, that such successor entity executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such successor entity agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder.  Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 1.14.       GOVERNING LAW.

(a)           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)          Each party to this Agreement submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all Proceedings arising out of or relating to this Agreement or the transactions contemplated by the 2018-B Basic Documents.  Each party to this Agreement irrevocably waives, to the fullest extent it may do so, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in such a court and any claim that any such Proceeding brought in such a court has been brought in an inconvenient forum.

Section 1.15.       WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER 2018-B BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY SUCH OTHER 2018-B BASIC DOCUMENT.

Section 1.16.       Headings.  The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 1.17.       Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 1.18.       Severability.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, and such invalidity shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 1.19.       Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)          It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by the Owner Trustee, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) the Owner Trustee has not verified and has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

(b)          Notwithstanding anything contained herein to the contrary, this Agreement has been executed by U.S. Bank, as Indenture Trustee, and in no event shall U.S. Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 1.20.       Third-Party Beneficiaries.  The Owner Trustee shall be a third-party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

Section 1.21.       No Petition.  Each of the parties hereto covenants and agrees that for a period of one year and one day (or, if longer, any applicable preference period) after payment in full of all Exchange Notes, Notes and any other Securities, it will not institute against the Transferor, the Issuer or the Initial Beneficiary, or join in any institution against the Transferor, the Issuer or the Initial Beneficiary of any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings or other Proceedings under any Insolvency Law in connection with any obligations relating to the Notes, the 2018-B Exchange Note or any 2018-B Basic Document.

Section 1.22.       Representations and Warranties of the Administrator.  The Administrator represents and warrants to the Issuer and the Indenture Trustee as of the 2018-B Closing Date:

(a)         Organization and Good Standing; Qualification.  The Administrator has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own or lease its properties and to conduct its activities as such properties are currently owned or leased and such activities are currently conducted.

(b)         Due Qualification.  The Administrator is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its activities requires such qualification, license or approval, unless the failure to obtain such qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Administrator’s ability to perform its obligations under this Agreement.

(c)         Power and Authority; Authorization; Execution and Delivery; Binding Obligation.  The Administrator has the power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly authorized, executed and delivered by the Administrator and constitutes the legal, valid and binding obligation of the Administrator, enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equitable principles.

(d)         No Violation.  The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under its limited liability company agreement, any material indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Administrator is a party or by which the Administrator is bound, (ii) result in the creation or imposition of any Lien upon any of the Administrator’s properties pursuant to the terms of any such agreement or instrument (other than Permitted Liens or Liens contemplated by the 2018-B Basic Documents), (iii) violate the certificate of formation of the Administrator or the limited liability company agreement of the Administrator or (iv) violate or contravene any law or, to the Administrator’s knowledge, any order, rule or regulation applicable to the Administrator of any Governmental Authority having jurisdiction over the Administrator or its properties, the failure to comply with which would reasonably be expected to have a material adverse effect on the Administrator’s ability to perform its obligations under this Agreement.

(e)         No Consent.  No consent, approval, authorization, or order of any court or governmental agency or body is required under federal or State law for the execution, delivery and performance by the Administrator, or compliance by it with this Agreement or the consummation of the transactions contemplated hereby, or if required has been obtained or can be obtained prior to the execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MERCEDES-BENZ AUTO LEASE TRUST 2018-B, as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as Administrator

By:
Name:
Title

EXHIBIT A

LIMITED POWER OF ATTORNEY PURSUANT TO
SECTION 1.02(c) OF ADMINISTRATION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, that Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee of Mercedes-Benz Auto Lease Trust 2018-B, a Delaware statutory trust (the “Issuer”), as grantor (in such capacity, the “Grantor”), does hereby appoint Mercedes-Benz Financial Services USA LLC, a Delaware limited liability company (“MBFS USA”), as grantee (the “Grantee”), as its attorney-in-fact with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor or the Issuer, to take the following actions from time to time with respect to the duties of MBFS USA, as administrator (in such capacity, the “Administrator”) under the administration agreement, dated as of November 1, 2018 (the “Administration Agreement”), among the Issuer, the Administrator and U.S. Bank National Association, as indenture trustee, for the purpose of executing on behalf of the Grantor or the Issuer all such documents, reports, filings, instruments, certificates and opinions required pursuant to the 2018-B Basic Documents:

The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect the performance of its duties as Administrator under the Administration Agreement and the Grantor hereby ratifies and confirms any and all lawful acts the Grantee shall undertake pursuant to and in conformity with this Power of Attorney; provided however, that the powers granted herein may only be executed by such Grantee if such actions are required or permitted under the terms of the Trust Agreement and no power is granted hereunder to take any action (a) in the name of Wilmington Trust, National Association in its individual capacity or (b) which to its actual knowledge would be adverse to the interests of Wilmington Trust, National Association.

This Power of Attorney is revocable in whole or in part as to the powers herein granted upon notice by the Grantor.  If not earlier revoked, this Power of Attorney shall expire completely or, if so indicated, in part, upon the earlier of the (i) termination of the amended and restated trust agreement, dated as of November 1, 2018 (the “Trust Agreement”), between Daimler Trust Leasing LLC, as depositor, and Wilmington Trust, National Association, as owner trustee, or (ii) termination of the Administration Agreement; provided however, that if the Grantee is found by a court of competent jurisdiction to be in violation of this Limited Power of Attorney, or to have misused the rights, powers and authority of the attorney-in-fact granted herein, Grantor may terminate this Limited Power of Attorney prior to such date of expiration by delivering written notice of revocation to the Grantee and to each Certificateholder.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement or, if not defined therein, in the Administration Agreement, as the case may be.

This Power of Attorney shall be created under and governed and construed under the internal laws of the State of New York.

The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

It is expressly understood and agreed by the Administrator and any person relying on this Limited Power of Attorney that (a) this Power of Attorney is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements made in this Limited Power of Attorney on the part of the Grantor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association, but is made and intended for the purpose of binding only the Issuer and the Grantor, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuer or the Administrator, all such liability, if any, being expressly waived by the Administrator and any person relying on this power of attorney and by any person claiming by, through or under the Administrator or such person, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made  herein and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or Administrator or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or Administrator under this Limited Power of Attorney or any other related documents.

Notwithstanding anything herein to the contrary, this Limited Power of Attorney does not, and  is not intended to, and will not be construed to, grant any authority to the Administrator to (i) expand, increase, incur, or otherwise impose any duties, liabilities or obligations of or on the Grantor, as trustee or in its individual capacity, or (ii) provide any guaranty, indemnity or property of the Grantor, as trustee or in its individual capacity, for any reason whatsoever.

EXECUTED, as of this ____ day of November, 2018.

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Power of Attorney

STATE OF DELAWARE	}
}
COUNTY OF NEWCASTLE	}

Before me, the undersigned authority, on this day personally appeared ____________, known to me to be the person whose name is subscribed to the foregoing instruments, and acknowledged to me that he/she signed the same for the purposes and considerations therein expressed.

Sworn to before me on this ____ day of November, 2018.

Notary Public – State of Delaware

Power of Attorney

EXECUTED, as of this ____ day of November, 2018.

MERCEDES-BENZ AUTO LEASE TRUST 2018-B

By: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Power of Attorney

STATE OF DELAWARE	}
}
COUNTY OF NEWCASTLE	}

Before me, the undersigned authority, on this day personally appeared ____________, known to me to be the person whose name is subscribed to the foregoing instruments, and acknowledged to me that he/she signed the same for the purposes and considerations therein expressed.

Sworn to before me on this ____ day of November, 2018.

Notary Public – State of Delaware

Power of Attorney